Subversive Decarbonization ETF
Schedule of Investments (Unaudited)
December 31, 2023
	Shares	Value
Common Stocks — 97.83%
Electric Utilities — 14.86%
Chubu Electric Power Co., Inc.(a)	748	$9,663
Hokkaido Electric Power Co., Inc.(a)	5,315	23,544
Kansai Electric Power Co., Inc.(a)	1,716	22,783
Pampa Energia SA - ADR(b)	442	21,888
Tokyo Electric Power Co. Holdings, Inc.(a)(b)	1,612	8,443
		86,321
Electrical Equipment — 27.00%
Bloom Energy Corp. - Class A(b)	392	5,802
FuelCell Energy, Inc.(b)	19,770	31,632
NEL ASA(a)(b)	17,098	11,595
Plug Power, Inc.(b)	5,039	22,676
Sunrun, Inc.(b)	1,757	34,490
TPI Composites, Inc.(b)	12,276	50,822
		157,017
Energy Equipment & Services — 1.02%
Baker Hughes Co.	173	5,913

Independent Power and Renewable Electricity Producers — 13.32%
Central Puerto SA - ADR	2,588	23,550
Ormat Technologies, Inc.	78	5,912
RENOVA, Inc.(a)(b)	1,590	13,408
Scatec ASA(a)	1,483	11,991
Sunnova Energy International, Inc.(b)	1,479	22,554
		77,415
Machinery — 1.01%
Kennametal, Inc.	228	5,880

Metals & Mining — 6.48%
MP Materials Corp.(b)	1,053	20,902
Sprott Physical Uranium Trust(a)(b)	336	7,166
Talga Group Ltd.(a)(b)	17,852	9,550
		37,618
Oil, Gas & Consumable Fuels — 25.07%
Bannerman Energy Ltd.(a)(b)	3,593	6,586
Boss Energy Ltd.(a)(b)	7,995	21,956
Cameco Corp.(a)	568	24,490
Centrus Energy Corp. - Class A(b)	110	5,985
Deep Yellow Ltd.(a)(b)	25,742	19,121
Encore Energy Corp.(a)(b)	1,546	6,079
Energy Fuels, Inc.(b)	1,214	8,704
Gevo, Inc.(b)	4,769	5,532
Mega Uranium Ltd.(a)(b)	21,882	6,771
NexGen Energy Ltd.(a)(b)	985	6,891
Uranium Energy Corp.(a)(b)	3,759	24,058
Ur-Energy, Inc.(b)	6,291	9,590
		145,763
Semiconductors & Semiconductor Equipment — 3.98%
Maxeon Solar Technologies Ltd.(a)(b)	3,224	23,116

Trading Companies & Distributors — 2.21%
Kloeckner & Co. SE(a)	794	6,022
Yellow Cake PLC(a)(b)	864	6,811
		12,833
Water Utilities — 2.88%
Consolidated Water Co. Ltd.(a)	471	16,768
Total Common Stocks (Cost $537,210)		568,644

Total Investments (Cost $537,210) — 97.83%		568,644
Other Assets in Excess of Liabilities — 2.17%		12,613
Total Net Assets — 100.00%		$581,257

ADR PLC (a)	- American Depositary Receipt - Public Limited Company Foreign issued security.
(b)	Non-income producing security.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

A. Investment Valuation – The following is a summary of the Fund’s pricing procedures. It is intended to be a general discussion and may not necessarily reflect all the pricing procedures followed by the Fund.

Equity securities, including common stocks, preferred stocks, and real estate investment trusts (“REITS”) that are traded on a national securities exchange, except those listed on the Nasdaq Global Market®, Nasdaq Global Select Market® and the Nasdaq Capital Market® exchanges (collectively “Nasdaq”), are valued at the last reported sale price on that exchange on which the security is principally traded. Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price (“NOCP”). If, on a particular day, an exchange traded or Nasdaq security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter (“OTC”) market. If a non-exchanged traded equity security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

In the case of foreign securities, the occurrence of events after the close of foreign markets, but prior to the time the Fund’s NAV is calculated will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. The Fund will value foreign securities at fair value, taking into account such events in calculating the NAV. In such cases, use of fair valuation can reduce an investor’s ability to seek profit by estimating the Fund’s NAV in advance of the time the NAV is calculated. These securities are categorized in Level 2 of the fair value hierarchy.

The Board of Trustees (the "Board”) has adopted a pricing and valuation policy for use by the Fund and its Valuation Designee (as defined below) in calculating the Fund’s NAV. Pursuant to Rule 2a-5 under the 1940 Act, the Fund has designated the Adviser as its “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. The Valuation Designee is authorized to make all necessary determinations of the fair values of the portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable.

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used to value the Fund’s securities by level within the fair value hierarchy as of December 31, 2023:

Subversive Decarbonization ETF
	Level 1	Level 2	Level 3	Total
Investments at Fair Value
Assets
Common Stocks	$568,644	$–	$–	$568,644
Total Investments in Securities	$568,644	$–	$–	$568,644

As of the period ended December 31, 2023, the Fund did not hold any Level 3 securities, nor were there any transfers into or out of Level 3. Refer to the Fund's Schedule of Investments for further information on the classification of investments.